Exhibit 4 (ii) under Form N-1A
                                 Exhibit 3 (c) under Item 601/Reg. S-K

                   MUNICIPAL SECURITIES INCOME TRUST
             FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND
                            CLASS B SHARES

Number                                                                 Shares
-----                                                                   -----

     Account No.  Alpha Code            Organized Under  See Reverse Side For
                           the Laws of the                Certain Definitions
                                       Commonwealth of
                                       Massachusetts




THIS IS TO CERTIFY THAT                                       is the owner of





                                                               CUSIP 625922836


Fully Paid and Non-Assessable Shares of Beneficial Interest of the FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND (CLASS B SHARES) Portfolio of MUNICIPAL SECURITIES INCOME TRUST hereafter called the "Trust", transferable on the books of the Trust by the owner, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer Agent.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                                    MUNICIPAL SECURITIES INCOME TRUST
                              Trust Seal
                                                                (1990)
                             Massachusetts



                            /s/ Edward C. Gonzales /s/ John F. Donahue
                                                    Treasurer Chairman


                 Countersigned: Federated Shareholder Services Company
                                           (Pittsburgh) Transfer Agent
                                                                   By:
                                                  Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian...
TEN ENT -       as tenants by the entireties      (Cust)            (Minors)
JT  TEN -       as joint tenants with right of    under Uniform Gifts to Minors
               survivorship and not as tenants    Act......................
               in common                          (State)

         Additional abbreviations may also be used though not in the above list.

         For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________
-----------------------------------------------------------------------------
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                                     NOTICE:_________________
                                                     The signature to
                                                     this assignment
                                                     must correspond
                                                     with the name as
                                                     written upon the
                                                     face of the
                                                     certificate in
                                                     every particular,
                                                     without
                                                     alteration or
                                                     enlargement or
                                                     any change
                                                     whatever.


All persons dealing with Municipal Securities Income Trust, a Massachusetts Business Trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, Officers, Agents or Shareholders of the Trust assume no personal liability whatsoever for obligations entered into on BEHALF OF THE TRUST.
               THIS SPACE MUST NOT BE COVERED IN ANY WAY

           DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



PAGE ONE

A.   The Certificate is outlined by a blue one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


PAGE TWO

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.